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                                                                    EXHIBIT 23.1



                           CONSENT OF INDEPENDENT AUDITORS


    We consent to the incorporation by reference in the Current Report on Form 8-K of Tenet Healthcare Corporation dated February 12, 1997 of our report dated October 25, 1996 with respect to the financial statements OrNda HealthCorp included in Amendment No. 2 to Tenet Healthcare Corporation's Registration Statement on Form S-3 (File No. 333-17907), filed with the Securities and Exchange Commission on January 24, 1997.

                                                 ERNST & YOUNG LLP


Nashville, Tennessee
February 11, 1997